Akre Focus Fund
SCHEDULE OF INVESTMENTS at April 30, 2021 (Unaudited)
Shares		Value
COMMON STOCKS: 97.6%
Capital Markets: 19.0%
13,000,000	Brookfield Asset Management, Inc. - Class A	$592,540,000
14,526,670	KKR & Co., Inc.	821,918,989
5,222,244	Moody's Corp.	1,706,159,337
		3,120,618,326
Equity Real Estate Investment Trusts: 13.1%
6,149,293	American Tower Corp.	1,566,655,377
1,930,190	SBA Communications Corp.	578,516,547
		2,145,171,924
Health Care Equipment & Supplies: 2.6%
1,655,300	Danaher Corp.	420,346,882

Industrial Conglomerates: 4.3%
1,600,600	Roper Technologies, Inc.	714,571,864

IT Services: 19.9%
50,000	Adyen NV [1]	122,720,223
5,025,200	Mastercard, Inc. - Class A	1,919,927,912
5,222,600	Visa, Inc. - Class A	1,219,790,456
		3,262,438,591
Multiline Retail: 2.2%
3,180,000	Dollar Tree, Inc. [1]	365,382,000

Professional Services: 7.6%
940,053	CoStar Group, Inc. [1]	803,209,485
2,400,000	Verisk Analytics, Inc.	451,680,000
		1,254,889,485
Software: 19.1%
1,462,450	Adobe, Inc. [1]	743,421,833
1,725,888	Alarm.com Holdings, Inc. [1]	154,915,707
609,764	ANSYS, Inc. [1]	222,966,304
628,500	Constellation Software, Inc.	922,401,664
2,800,000	salesforce.com, Inc. [1]	644,896,000
5,882,657	Topicus.com, Inc. [1]	440,307,891
		3,128,909,399
Specialty Retail: 9.8%
6,712,000	CarMax, Inc. [1]	894,306,880
1,289,200	O'Reilly Automotive, Inc. [1]	712,772,896
		1,607,079,776
TOTAL COMMON STOCKS
(Cost $6,247,498,829)		16,019,408,247

CONVERTIBLE PREFERRED STOCKS: 0.5%
Capital Markets: 0.5%
1,100,000	KKR & Co., Inc., 6.000%	82,478,000

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $55,000,000)		82,478,000

TOTAL INVESTMENTS IN SECURITIES: 98.1%
(Cost $6,302,498,829)		16,101,886,247
Other Assets in Excess of Liabilities: 1.9%		313,631,190
TOTAL NET ASSETS: 100.0%		$16,415,517,437

[1]	Non-income producing security.

The Global Industry Classification Standard ("GICS®") sector and industry classifications were developed by and/or are the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Akre Focus Fund's (the "Fund") administrator, U.S. Bancorp Fund Services, LLC.

Akre Focus Fund
Summary of Fair Value Exposure at April 30, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP (Generally Accepted Accounting Principles) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of April 30, 2021. See the Schedule of Investments for an industry breakout.

Description	Level 1	Level 2	Level 3	Total

Common Stocks	$16,019,408,247	$-	$-	$16,019,408,247
Convertible Preferred Stocks	82,478,000	-	-	82,478,000
Total Investments in Securities	$16,101,886,247	$-	$-	$16,101,886,247